Collaboration Cost for Sales Partners	12 Months Ended
Dec. 31, 2025
Collaboration Cost for Sales Partners [Abstract]
Collaboration cost for sales partners
20	Collaboration cost for sales partners

The Group collaborates with sales partners who are dedicated to introduce the Group and its loan services to prospective borrowers. The collaboration cost for sales partners is a percentage of the loan principal amount that the sales partners recommended to the Group and is calculated by subtracting the project cost, a cost which is agreed between the Group and the sales partners that will vary based on different terms of loans, from interest and fees income received from borrowers. The unique feature of this collaboration model is that the sales partners will be required to deposit an amount equal to 5% - 25% of the loans issued to the borrowers introduced by them. In return, the Group will pay collaboration cost as sales incentives to the sales partners.